UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 29, 2008 (February 27, 2008)

(Date of Earliest Event Reported)

THRESHOLD PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32979	94-3409596
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Seaport Boulevard

Redwood City, California 94063

(Address of Principal Executive Offices)(Zip Code)

(650) 474-8200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2008, the Board of Directors of Threshold Pharmaceuticals, Inc. (the “Company”) approved the following options grants to certain Company officers under the Company’s 2004 Equity Incentive Plan:

Name	Position	Number of Options
Harold E. Selick, Ph.D.	Chief Executive Officer	250,000
Joel A. Fernandes	Senior Director, Finance and Controller (Principal Financial Officer)	100,000

The options shall vest over four years from February 27, 2008 in the following manner: 1/48th of the shares shall vest monthly, provided the optionee continues to provide services to the Company on such dates. The exercise price of the option was the closing sales price of the Company’s common stock on the Nasdaq Global Market on February 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THRESHOLD PHARMACEUTICALS, INC.

By:	/S/ JOEL A. FERNANDES
Joel A. Fernandes Senior Director, Finance and Controller

Date: February 29, 2008